UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2019

GLACIER BANCORP, INC.

(Exact name of registrant as specified in its charter)

Montana

(State or other jurisdiction of incorporation)

(Commission File Number) 000-18911	(IRS Employer Identification No.) 81-0519541

49 Commons Loop

Kalispell, Montana 59901

(Address of principal executive offices) (zip code)

Registrant’s telephone number, including area code: (406) 756-4200

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	GBCI	NASDAQ

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

Settlement of Certain Litigation Relating to the Merger

On or about October 23, 2019, a lawsuit was filed in the Superior Court of Arizona, County of Mohave, under the caption Parshall v. State Bank Corp. et al., Case No. S8015CV201901053 (the “Action”). The complaint generally alleges that State Bank Corp.’s (“SBC”) directors breached their fiduciary duties to SBC and its shareholders by agreeing to the proposed merger with Glacier Bancorp, Inc. (“GBCI”) and by failing to disclose to SBC shareholders in the Form S-4 Registration Statement all material information concerning the proposed merger. SBC and GBCI are alleged to have aided and abetted the directors’ alleged breaches of their fiduciary duties. The complaint seeks, among other things, an order enjoining the defendants from consummating the proposed merger, as well as attorneys’ and experts’ fees and certain other damages.

Solely to avoid the costs, risks and uncertainties inherent in litigation and to allow the SBC shareholders to vote on the proposals required in connection with the proposed merger with GBCI at the special meeting of shareholders, SBC has agreed to make additional disclosure to supplement the disclosures contained in the proxy statement/prospectus (“Additional Disclosures”). The Additional Disclosures are set forth below and should be read in conjunction with the proxy statement/prospectus.

The Additional Disclosures moot the plaintiff’s disclosure claims asserted in the Action, and, as a result, the plaintiff has agreed to dismiss the Action with prejudice as to his individual claims and without prejudice to the claims of the members of the putative class.

SBC and the other defendants, including GBCI, vigorously deny that they have committed or aided and abetted in the commission of any violation of law or engaged in any of the wrongful acts that were or could have been alleged in the lawsuit, and expressly maintain that, to the extent applicable, they diligently and scrupulously complied with their fiduciary duties and are entering into the agreement to make the Additional Disclosures solely to eliminate the burden and expense of further litigation, to put the claims that were or could have been asserted to rest, and to avoid any possible delay to the closing of the merger that might arise from further litigation. Nothing in this document shall be deemed an admission of the legal necessity or materiality under any applicable laws for any of the disclosures set forth herein.

SUPPLEMENT TO PROXY STATEMENT/PROSPECTUS

GBCI and SBC have agreed to make the following amended and supplemental disclosures to the proxy statement/prospectus. This supplemental information should be read in conjunction with the proxy statement/prospectus, which should be read in its entirety. Certain terms used but not defined herein have the meanings set forth in the proxy statement/prospectus. Without admitting in any way that the disclosures below are material or otherwise required by law, GBCI and SBC make the following amended and supplemental disclosures:

Davidson relied upon the following information provided by SBC management in connection with Davidson’s financial analyses: (i) financial projections for SBC of $1.10 and $1.23 earnings per share, in the years ending December 31, 2019 and December 31, 2020, respectively, (ii) a long-term growth rate for SBC of 7.5% for the years thereafter through December 31, 2024, (iii) financial projections for GBCI of $2.37 and $2.46 earnings per share, in the years ending December 31, 2019 and December 31, 2020, respectively, and (iv) a long-term growth rate for GBCI of 5.5% for the years thereafter through December 31, 2024.

The following information supplements Davidson’s Net Present Value Analysis for SBC: (i) Davidson’s basis for applying price to earnings multiples of 11.0x to 18.0x and multiples of tangible book value ranging from 150.0% to 255.0% was based on comparable companies and Davidson’s professional judgment, (ii) Davidson used discount rates ranging from 11.00% to 17.00% based on the capital asset pricing model and Davidson’s professional judgment and (iii) the following are the terminal values of SBC:

Terminal Value, Based on Earnings
Price / Earnings	11.0	x	12.0	x	13.0	x	14.0	x	15.0	x	16.0	x	17.0	x	18.0	x
Terminal Values as of December 31, 2024	$18.26		$19.92		$21.58		$23.24		$24.90		$26.56		$28.22		$29.88

Terminal Value, Based on Tangible Book Value
Price / Tangible Book Value	150.0%		165.0%		180.0%		195.0%		210.0%		225.0%		240.0%		255.0%
Terminal Values as of December 31, 2024	$20.73		$22.80		$24.87		$26.95		$29.02		$31.09		$33.17		$35.24

The following information supplements Davidson’s Financial Impact Analysis: (i) assumptions regarding the accounting treatment, acquisition adjustments, and cost savings consisted of the following: (A) gross loan mark of 2.0%, (B) core deposit intangible assets of 2.0% of non-time deposits, (C) cost savings of 24.0% of non-interest expense and (D) one-time transaction costs of $6.7 million after-tax, (ii) the merger was expected to result in accretion to GBCI’s earnings per share of 1.0% in 2020, and (iii) the merger was expected to result in dilution to GBCI’s tangible book value per share of -0.5%.

The following information supplements Davidson’s Glacier Comparable Companies Analyses: the individual multiples and metrics for the companies observed by Davidson in the analyses in the following tables:

Group 1

			Market Data														Operating Data
			Stock	Mkt.	Price vs. 52-Week		Price Change		Price / EPS				Price /	Div.	Avg. Daily Vol. (3-Mo.)		Total	Loans /	NPAs /	TCE		Cost of	Effic.
Company Name	Ticker	State	Price	Cap.	High	Low	LTM	YTD	MRQ	LTM	2019E	2020E	TBV	Yield	Shares	$000s	Assets	Deposits	Assets	Ratio	NIM	Deposits	Ratio	ROATCE	ROAA
Umpqua Holdings Corporation	UMPQ	OR	$16.57	$3,649	-23.4%	10.0%	-19.8%	4.2%	8.1x	10.2x	11.2x	10.7x	151.1%	5.07%	1,290,138	$21,378	$27,986	96.0%	0.21%	9.24%	3.70%	0.81%	51.6%	19.28%	1.62%
PacWest Bancorp	PACW	CA	$36.22	$4,222	-26.7%	16.2%	-24.3%	8.8%	8.5x	9.4x	9.7x	9.8x	192.5%	6.63%	860,127	$31,149	$26,344	98.2%	0.33%	9.49%	4.72%	0.81%	41.6%	23.58%	1.99%
Western Alliance Bancorporation	WAL	AZ	$46.15	$4,735	-21.7%	23.4%	-19.2%	16.9%	9.7x	10.2x	9.8x	9.4x	187.4%	2.17%	810,294	$37,395	$25,315	89.8%	0.48%	10.20%	4.59%	0.82%	41.5%	19.72%	2.05%
Washington Federal, Inc.	WAFD	WA	$37.32	$2,963	-2.5%	51.3%	17.2%	39.7%	13.9x	14.5x	14.7x	13.9x	174.0%	2.25%	442,789	$16,523	$16,469	102.6%	1.06%	10.54%	3.18%	1.10%	52.2%	12.72%	1.31%
First Interstate BancSystem, Inc.	FIBK	MT	$40.22	$2,624	-13.5%	16.2%	-10.1%	10.0%	17.0x	15.1x	13.1x	12.5x	213.4%	3.08%	183,348	$7,374	$14,415	78.3%	0.52%	8.98%	4.08%	0.50%	66.2%	13.06%	1.07%
Columbia Banking System, Inc.	COLB	WA	$37.10	$2,675	-9.6%	21.0%	-3.3%	2.2%	13.1x	14.4x	14.8x	14.9x	203.8%	3.02%	270,243	$10,025	$13,091	84.7%	0.38%	10.80%	4.40%	0.20%	56.3%	16.59%	1.58%
Great Western Bancorp, Inc.	GWB	SD	$33.19	$1,890	-22.6%	18.3%	-21.0%	6.2%	17.7x	12.0x	11.7x	10.8x	166.4%	3.62%	346,925	$11,514	$12,955	96.5%	1.51%	9.30%	3.70%	1.10%	47.2%	9.69%	0.84%
Banner Corporation	BANR	WA	$56.47	$1,952	-12.0%	16.4%	-9.4%	5.6%	12.4x	13.0x	13.4x	13.3x	169.3%	2.90%	173,656	$9,806	$11,847	94.2%	0.22%	10.05%	4.38%	0.39%	59.6%	14.36%	1.36%
Pacific Premier Bancorp, Inc.	PPBI	CA	$31.35	$1,892	-17.6%	36.2%	-15.5%	22.8%	12.6x	13.5x	12.6x	12.4x	176.2%	2.81%	432,859	$13,570	$11,784	99.0%	0.07%	9.90%	4.28%	0.73%	51.1%	15.39%	1.33%
CVB Financial Corp.	CVBF	CA	$20.92	$2,931	-11.0%	8.9%	-6.2%	3.4%	13.4x	15.3x	14.2x	14.4x	239.3%	3.44%	832,271	$17,407	$11,172	87.0%	0.15%	11.71%	4.49%	0.19%	39.1%	18.78%	1.95%
Banc of California, Inc.	BANC	CA	$14.08	$716	-26.2%	15.2%	-25.1%	5.8%	15.3x	29.3x	29.5x	16.8x	104.0%	1.70%	364,322	$5,130	$9,360	106.8%	0.52%	7.39%	2.86%	1.61%	69.8%	7.21%	0.69%
Opus Bank	OPB	CA	$21.90	$794	-20.8%	23.1%	-20.2%	11.8%	23.8x	NM	16.1x	13.8x	119.5%	2.01%	117,290	$2,569	$7,857	93.0%	0.27%	8.87%	2.88%	1.06%	71.3%	5.72%	0.45%

Median				$2,649	-19.2%	17.4%	-17.3%	7.5%	13.2x	13.5x	13.2x	12.9x	175.1%	2.96%	398,591	$12,542	$13,023	95.1%	0.35%	9.70%	4.18%	0.81%	51.9%	14.87%	1.35%
Average				$2,587	-17.3%	21.4%	-13.1%	11.5%	13.8x	14.3x	14.2x	12.7x	174.7%	3.22%	510,355	$15,320	$15,716	93.8%	0.48%	9.71%	3.94%	0.78%	54.0%	14.67%	1.35%
Minimum				$716	-26.7%	8.9%	-25.1%	2.2%	8.1x	9.4x	9.7x	9.4x	104.0%	1.70%	117,290	$2,569	$7,857	78.3%	0.07%	7.39%	2.86%	0.19%	39.1%	5.72%	0.45%
Maximum				$4,735	-2.5%	51.3%	17.2%	39.7%	23.8x	29.3x	29.5x	16.8x	239.3%	6.63%	1,290,138	$37,395	$27,986	106.8%	1.51%	11.71%	4.72%	1.61%	71.3%	23.58%	2.05%

Glacier Bancorp, Inc.	GBCI	MT	$40.43	$3,502	-15.2%	9.7%	-5.5%	2.0%	16.6x	17.1x	17.1x	16.4x	269.0%	2.87%	323,182	$13,065	$12,676	89.7%	0.41%	10.59%	4.33%	0.23%	54.5%	16.85%	1.69%

Group 2

			Market Data														Operating Data
			Stock	Mkt.	Price vs. 52-Week		Price Change		Price / EPS				Price	Div.	Avg. Daily Vol. (3-Mo.)		Total	Loans /	NPAs	TCE		Cost of	Effic.
Company Name	Ticker	State	Price	Cap.	High	Low	LTM	YTD	MRQ	LTM	2019E	2020E	/TBV	Yield	Shares	$000s	Assets	Deposits	/Assets	Ratio	NIM	Deposits	Ratio	ROATCE	ROAA
Umpqua Holdings Corporation	UMPQ	OR	$16.57	$3,649	-23.4%	10.0%	-19.8%	4.2%	8.1x	10.2x	11.2x	10.7x	151.1%	5.07%	1,290,138	$21,378	$27,986	96.0%	0.21%	9.24%	3.70%	0.81%	51.6%	19.28%	1.62%
Pinnacle Financial Partners, Inc.	PNFP	TN	$56.61	$4,332	-8.1%	31.0%	-6.4%	22.8%	10.8x	11.4x	10.8x	10.5x	187.1%	1.13%	458,597	$25,961	$26,540	96.7%	0.42%	9.43%	3.48%	1.25%	45.9%	18.01%	1.55%
PacWest Bancorp	PACW	CA	$36.22	$4,222	-26.7%	16.2%	-24.3%	8.8%	8.5x	9.4x	9.7x	9.8x	192.5%	6.63%	860,127	$31,149	$26,344	98.2%	0.33%	9.49%	4.72%	0.81%	41.6%	23.58%	1.99%
Commerce Bancshares, Inc.	CBSH	MO	$60.57	$6,647	-6.4%	13.4%	-3.9%	7.5%	15.8x	16.1x	16.6x	16.9x	231.4%	1.72%	451,611	$27,354	$25,772	71.9%	0.22%	11.25%	3.61%	0.38%	55.9%	14.88%	1.73%
Western Alliance Bancorporation	WAL	AZ	$46.15	$4,735	-21.7%	23.4%	-19.2%	16.9%	9.7x	10.2x	9.8x	9.4x	187.4%	2.17%	810,294	$37,395	$25,315	89.8%	0.48%	10.20%	4.59%	0.82%	41.5%	19.72%	2.05%
TCF Financial Corporation	TCF	MI	$38.03	$5,838	-12.2%	5.8%	-7.6%	-7.6%	17.6x	19.2x	11.6x	8.6x	264.2%	3.68%	1,088,581	$41,399	$24,627	100.4%	1.07%	9.58%	4.43%	0.86%	64.0%	15.46%	1.54%
Bank OZK	OZK	AR	$27.23	$3,511	-30.6%	29.5%	-28.8%	19.3%	7.9x	8.5x	8.2x	8.7x	106.3%	3.53%	886,371	$24,136	$22,961	96.1%	0.25%	14.83%	4.45%	1.49%	39.3%	13.95%	1.95%
Home BancShares, Inc.	HOMB	AR	$18.94	$3,172	-14.8%	23.4%	-13.8%	15.9%	11.0x	11.0x	11.0x	10.7x	222.9%	2.75%	599,055	$11,346	$15,288	96.9%	0.54%	9.96%	4.28%	1.06%	39.9%	21.31%	1.92%
Hilltop Holdings Inc.	HTH	TX	$24.25	$2,197	-5.3%	47.6%	20.6%	36.0%	9.8x	14.2x	12.4x	12.4x	132.2%	1.32%	531,712	$12,894	$14,266	85.1%	0.39%	12.21%	3.49%	0.86%	81.7%	14.22%	1.74%
Columbia Banking System, Inc.	COLB	WA	$37.10	$2,675	-9.6%	21.0%	-3.3%	2.2%	13.1x	14.4x	14.8x	14.9x	203.8%	3.02%	270,243	$10,025	$13,091	84.7%	0.38%	10.80%	4.40%	0.20%	56.3%	16.59%	1.58%
International Bancshares Corporation	IBOC	TX	$38.79	$2,547	-15.4%	21.1%	-13.3%	12.8%	12.8x	12.1x	NA	NA	143.3%	2.84%	264,616	$10,264	$12,227	77.4%	0.89%	14.88%	4.21%	0.42%	53.0%	11.50%	1.68%
Heartland Financial USA, Inc.	HTLF	IA	$45.12	$1,655	-23.7%	10.6%	-22.1%	2.7%	9.0x	11.1x	11.7x	11.5x	159.1%	1.60%	130,739	$5,899	$12,160	77.7%	0.55%	8.91%	4.10%	0.66%	64.8%	19.45%	1.55%
CVB Financial Corp.	CVBF	CA	$20.92	$2,931	-11.0%	8.9%	-6.2%	3.4%	13.4x	15.3x	14.2x	14.4x	239.3%	3.44%	832,271	$17,407	$11,172	87.0%	0.15%	11.71%	4.49%	0.19%	39.1%	18.78%	1.95%
Community Bank System, Inc.	CBU	NY	$61.88	$3,193	-8.7%	13.6%	2.1%	6.1%	18.0x	18.9x	19.1x	18.8x	316.3%	2.65%	193,222	$11,957	$10,745	74.0%	0.25%	10.15%	3.80%	0.21%	59.8%	19.74%	1.68%
First Merchants Corporation	FRME	IN	$38.08	$2,136	-17.2%	17.2%	-15.4%	11.1%	11.5x	11.6x	11.8x	11.4x	182.0%	2.73%	223,628	$8,516	$10,738	90.3%	0.26%	10.07%	3.71%	1.11%	51.0%	16.71%	1.56%
ServisFirst Bancshares, Inc.	SFBS	AL	$33.59	$1,798	-15.4%	15.2%	-13.9%	5.4%	12.7x	12.8x	12.7x	12.5x	235.3%	1.79%	123,918	$4,162	$8,740	94.1%	0.35%	8.76%	3.44%	1.35%	34.3%	19.08%	1.69%
Eagle Bancorp, Inc.	EGBN	MD	$44.83	$1,549	-26.2%	20.9%	-12.0%	-8.0%	10.4x	10.3x	10.5x	10.1x	143.4%	1.96%	350,166	$15,698	$8,670	106.4%	0.46%	12.61%	3.91%	1.30%	38.0%	14.10%	1.74%
First Financial Bankshares, Inc.	FFIN	TX	$33.63	$4,536	-1.0%	25.8%	15.0%	16.6%	27.1x	29.0x	28.2x	26.9x	461.1%	1.43%	392,978	$13,216	$7,979	63.4%	0.35%	12.69%	3.98%	0.46%	47.7%	17.85%	2.14%
BancFirst Corporation	BANF	OK	$55.70	$1,818	-11.2%	15.9%	-6.8%	11.6%	13.7x	14.1x	14.0x	14.3x	211.0%	2.30%	57,111	$3,181	$7,642	77.0%	0.52%	11.42%	3.89%	0.83%	55.0%	16.41%	1.78%

Median				$3,172	-14.8%	17.2%	-12.0%	8.8%	11.5x	12.1x	11.8x	11.5x	192.5%	2.65%	451,611	$13,216	$13,091	89.8%	0.38%	10.20%	3.98%	0.82%	51.0%	17.85%	1.73%
Average				$3,323	-15.2%	19.5%	-9.4%	9.9%	12.7x	13.7x	13.2x	12.9x	208.9%	2.72%	516,599	$17,544	$16,435	87.5%	0.42%	10.96%	4.04%	0.79%	50.6%	17.40%	1.76%
Minimum				$1,549	-30.6%	5.8%	-28.8%	-8.0%	7.9x	8.5x	8.2x	8.6x	106.3%	1.13%	57,111	$3,181	$7,642	63.4%	0.15%	8.76%	3.44%	0.19%	34.3%	11.50%	1.54%
Maximum				$6,647	-1.0%	47.6%	20.6%	36.0%	27.1x	29.0x	28.2x	26.9x	461.1%	6.63%	1,290,138	$41,399	$27,986	106.4%	1.07%	14.88%	4.72%	1.49%	81.7%	23.58%	2.14%

Glacier Bancorp, Inc.	GBCI	MT	$40.43	$3,502	-15.2%	9.7%	-5.5%	2.0%	16.6x	17.1x	17.1x	16.4x	269.0%	2.87%	323,182	$13,065	$12,676	89.7%	0.41%	10.59%	4.33%	0.23%	54.5%	16.85%	1.69%

The following information supplements Davidson’s SBC Comparable Companies Analysis: the individual multiples and metrics for the companies observed by Davidson in the analysis in the following table:

			Market Data												Operating Data
			Stock	Mkt.	Price vs. 52-Week		Price Change		Price /EPS		Price	Div.	Avg. Daily Vol. (3-Mo.)		Total	Loans /	NPAs	TCE		Cost of	Effic.
Company Name	Ticker	State	Price	Cap.	High	Low	LTM	YTD	MRQ	LTM	/TBV	Yield	Shares	$000s	Assets	Deposits	/Assets	Ratio	NIM	Deposits	Ratio	ROATCE	ROAA
Suncrest Bank	SBKK	CA	$11.05	$137	-17.2%	11.1%	-16.3%	2.8%	12.6x	10.8x	138.2%	0.00%	5,796	$64	$944	81.8%	0.81%	11.03%	4.60%	0.56%	53.0%	12.34%	1.21%
Private Bancorp of America, Inc.	PBAM	CA	$20.55	$114	-21.0%	0.0%	-20.3%	-10.5%	25.7x	22.6x	117.8%	0.00%	1,672	$34	$941	108.1%	0.00%	11.93%	4.70%	0.75%	77.0%	4.04%	0.47%
Pacific Financial Corporation	PFLC	WA	$11.25	$119	-12.2%	6.5%	-11.1%	0.0%	8.3x	9.2x	135.8%	1.78%	3,645	$41	$925	86.6%	0.10%	9.63%	4.74%	0.29%	66.0%	16.90%	1.62%
Valley Republic Bancorp	VLLX	CA	$29.54	$122	-15.6%	1.7%	-13.1%	-6.2%	13.0x	12.3x	166.3%	0.00%	222	$7	$868	76.1%	0.00%	8.46%	3.26%	0.92%	55.5%	13.04%	1.11%
Citizens Bancorp	CZBC	OR	$18.75	$102	-12.4%	4.2%	-12.5%	-0.3%	9.5x	10.0x	118.3%	2.67%	416	$8	$774	64.5%	0.11%	11.18%	4.27%	0.08%	54.7%	49.33%	1.39%
Bank of Southern California, N.A.	BCAL	CA	$12.42	$104	-21.6%	0.2%	-20.6%	-5.9%	16.6x	16.6x	120.4%	0.00%	3,109	$39	$767	98.6%	0.03%	11.60%	4.28%	0.98%	70.1%	7.73%	0.82%
Mission Bancorp	MSBC	CA	$85.05	$161	-0.6%	11.6%	7.6%	9.6%	12.3x	12.7x	215.4%	0.00%	380	$32	$752	87.5%	0.02%	9.95%	4.80%	0.36%	51.8%	18.00%	1.76%
Santa Cruz County Bank	SCZC	CA	$50.00	$123	-10.7%	11.1%	-7.8%	9.6%	9.5x	9.9x	164.1%	0.60%	269	$13	$702	79.9%	0.23%	10.65%	4.82%	0.32%	47.0%	17.87%	1.89%
American Riviera Bank	ARBV	CA	$17.85	$88	-7.5%	4.6%	-7.0%	0.0%	14.9x	13.4x	133.0%	0.00%	6,112	$109	$662	95.9%	0.01%	10.29%	4.27%	0.72%	66.4%	9.27%	0.95%
1st Capital Bank	FISB	CA	$15.97	$82	-12.4%	9.4%	-10.1%	6.5%	12.9x	11.7x	127.9%	0.00%	1,175	$19	$631	85.8%	0.01%	10.14%	4.04%	0.21%	65.6%	10.44%	1.08%
CommerceWest Bank	CWBK	CA	$22.30	$82	-13.1%	15.8%	-14.2%	11.8%	9.8x	11.9x	137.1%	3.05%	7,877	$176	$585	80.8%	0.01%	10.32%	4.03%	0.90%	53.2%	14.84%	1.53%
Baker Boyer Bancorp	BBBK	WA	$75.00	$97	0.0%	15.4%	13.6%	13.6%	16.1x	13.1x	168.5%	4.16%	32	$2	$582	56.9%	0.50%	9.91%	3.89%	0.17%	78.6%	10.66%	1.04%

Median				$109	-12.4%	8.0%	-11.8%	1.4%	12.7x	12.1x	136.5%	0.00%	1,424	$33	$759	83.8%	0.03%	10.31%	4.28%	0.46%	60.5%	12.69%	1.16%
Average				$111	-12.0%	7.6%	-9.3%	2.6%	13.4x	12.9x	145.2%	1.02%	2,559	$45	$761	83.5%	0.15%	10.42%	4.31%	0.52%	61.6%	15.37%	1.24%
Minimum				$82	-21.6%	0.0%	-20.6%	-10.5%	8.3x	9.2x	117.8%	0.00%	32	$2	$582	56.9%	0.00%	8.46%	3.26%	0.08%	47.0%	4.04%	0.47%
Maximum				$161	0.0%	15.8%	13.6%	13.6%	25.7x	22.6x	215.4%	4.16%	7,877	$176	$944	108.1%	0.81%	11.93%	4.82%	0.98%	78.6%	49.33%	1.89%

State Bank Corp.	SBAZ	AZ	$13.25	$107	-11.7%	15.4%	-9.2%	7.3%	11.8x	12.4x	168.6%	2.26%	918	$12	$679	68.6%	0.92%	9.47%	3.84%	0.53%	60.7%	14.92%	1.25%

The following information supplements Davidson’s Precedent Transactions Analysis: the individual multiples and metrics for the transactions observed by Davidson in the analysis in the following tables:

Nationwide Group

	Target Information			Buyer Information			Deal Profile		Valuation					Operating Financials for Target
							Deal		Price/TBV			1-Day	Core
Announce Date	Name	State	Assets ($MM)	Name	State	Assets ($MM)	Value ($MM)	Cash / Stock Mix	Per Share	Agg.	Price/ LTM EPS	Market Premium	Deposit Premium	ROAA	ROAE	TCE Ratio	Effic. Ratio
9/24/2019*	Revere Bank	MD	$2,627	Sandy Spring Bancorp, Inc.	MD	$8,399	$461.7	Stock	173.4%	180.2%	14.8x	27.9%	12.9%	1.22%	11.54%	9.87%	49.8%
9/19/2019*	TB&T Bancshares, Inc.	TX	$624	First Financial Bankshares, Inc.	TX	$7,979	$198.0	Stock	283.4%	283.4%	18.5x	—	26.1%	1.76%	16.68%	11.22%	47.5%
9/11/2019*	Highlands Bankshares, Inc.	VA	$612	First Community Bankshares, Inc.	VA	$2,212	$93.2	Stock	155.2%	155.2%	25.0x	22.5%	7.3%	0.62%	6.50%	9.81%	75.0%
9/09/2019*	United Community Financial Corp.	OH	$2,869	First Defiance Financial Corp.	OH	$3,278	$474.8	Stock	160.0%	161.6%	12.5x	1.8%	9.2%	1.36%	12.16%	10.32%	56.2%
8/28/2019*	Bankmanagers Corp.	WI	$948	First Midwest Bancorp, Inc.	IL	$17,462	$193.8	Mix	165.2%	165.2%	15.0x	—	10.7%	1.35%	12.47%	12.38%	54.1%
8/16/2019*	Bancorp of New Jersey, Inc.	NJ	$925	ConnectOne Bancorp, Inc.	NJ	$6,109	$113.3	Mix	122.0%	122.5%	19.6x	12.6%	4.6%	0.65%	6.56%	10.01%	69.6%
8/09/2019*	Two River Bancorp	NJ	$1,154	OceanFirst Financial Corp.	NJ	$8,029	$182.8	Mix	174.2%	177.0%	15.4x	53.7%	9.5%	1.05%	10.07%	9.10%	60.8%
8/09/2019*	Country Bank Holding Company, Inc.	NY	$783	OceanFirst Financial Corp.	NJ	$8,029	$102.2	Stock	151.0%	151.0%	NM	44.6%	7.5%	1.37%	12.85%	10.83%	52.4%
7/31/2019*	Landrum Company	MO	$3,290	Simmons First National Corporation	AR	$17,937	$447.5	Stock	169.2%	169.2%	13.3x	—	9.0%	1.08%	12.73%	8.04%	65.5%
7/25/2019*	SBC, Incorporated	IL	$594	Wintrust Financial Corporation	IL	$33,642	$90.5	Mix	180.4%	180.4%	12.3x	—	9.5%	1.44%	13.24%	8.46%	63.9%
7/24/2019*	AltaPacific Bancorp	CA	$435	Banner Corporation	WA	$11,847	$87.3	Stock	168.0%	168.0%	17.4x	3.5%	11.3%	1.23%	9.65%	12.45%	62.6%
7/24/2019*	Gold Coast Bancorp, Inc.	NY	$563	Investors Bancorp, Inc.	NJ	$27,064	$63.6	Mix	138.5%	141.4%	27.3x	21.8%	5.2%	0.43%	5.26%	8.00%	76.3%
7/23/2019*	Old Line Bancshares, Inc.	MD	$3,076	WesBanco, Inc.	WV	$12,495	$500.1	Stock	177.0%	178.2%	14.0x	12.7%	12.7%	1.20%	9.44%	9.46%	50.8%
7/22/2019*	First Florida Bancorp, Inc.	FL	$451	First Bancshares, Inc.	MS	$3,473	$84.3	Mix	176.6%	176.6%	17.3x	—	13.7%	1.24%	10.76%	10.58%	62.6%
7/15/2019*	Carolina Trust BancShares, Inc.	NC	$617	Carolina Financial Corporation	SC	$3,888	$100.1	Mix	161.1%	162.4%	21.8x	39.4%	9.7%	0.74%	6.87%	10.12%	63.0%
7/02/2019*	Frederick County Bancorp, Inc.	MD	$442	ACNB Corporation	PA	$1,679	$61.8	Stock	162.7%	170.7%	21.8x	41.5%	8.1%	0.65%	7.87%	8.18%	77.9%
6/27/2019*	Choice Bancorp, Inc.	WI	$441	Nicolet Bankshares, Inc.	WI	$3,041	$72.1	Stock	184.0%	201.6%	14.5x	43.8%	19.5%	1.11%	13.79%	8.12%	52.3%
6/05/2019*	DNB Financial Corporation	PA	$1,167	S&T Bancorp, Inc.	PA	$7,229	$206.0	Stock	206.4%	207.8%	19.2x	13.8%	NA	0.94%	9.76%	8.61%	64.4%
5/16/2019*	Presidio Bank	CA	$906	Heritage Commerce Corp	CA	$3,116	$200.3	Stock	202.8%	213.4%	15.3x	19.3%	14.8%	1.49%	14.86%	10.36%	54.8%
4/03/2019	Heritage Bancorp	NV	$840	Glacier Bancorp, Inc.	MT	$12,074	$240.8	Mix	239.6%	239.6%	12.9x	—	20.8%	2.37%	19.75%	11.96%	36.2%
3/05/2019	Summit Financial Enterprises, Inc.	FL	$472	BancorpSouth Bank	MS	$18,002	$100.3	Mix	173.1%	173.1%	14.3x	—	11.5%	1.58%	13.64%	12.28%	51.2%
2/21/2019	Citizens First Corporation	KY	$476	German American Bancorp, Inc.	IN	$3,929	$68.1	Mix	147.9%	148.5%	14.2x	17.8%	6.8%	1.01%	10.12%	9.72%	67.7%
1/16/2019	Blue Valley Ban Corp.	KS	$728	Heartland Financial USA, Inc.	IA	$11,335	$93.9	Stock	187.3%	187.3%	NM	32.2%	8.1%	0.34%	5.04%	6.88%	72.9%
1/07/2019	HopFed Bancorp, Inc.	KY	$905	First Financial Corporation	IN	$3,009	$133.3	Mix	152.5%	152.5%	NM	40.8%	8.5%	0.43%	4.41%	9.66%	84.1%

Median			$756			$8,004	$107.8		171.2%	171.9%	15.3x	22.5%	9.5%	1.16%	10.44%	9.84%	62.6%
Average			$1,081			$9,802	$182.1		175.5%	177.8%	17.0x	26.5%	11.2%	1.11%	10.67%	9.85%	61.3%
Minimum			$435			$1,679	$61.8		122.0%	122.5%	12.3x	1.8%	4.6%	0.34%	4.41%	6.88%	36.2%
Maximum			$3,290			$33,642	$500.1		283.4%	283.4%	27.3x	53.7%	26.1%	2.37%	19.75%	12.45%	84.1%

State Bank Corp		AZ	$679	Glacier Bancorp, Inc.	MT	$12,676	$135.3	Mix	212.1%	212.7%	15.6x	25.8%	14.2%	1.25%	13.07%	9.47%	60.7%

Western U.S. Group

	Target Information			Buyer Information			Deal Profile		Valuation					Operating Financials for Target
							Deal		Price/ TBV			1-Day	Core
Announce Date	Name	State	Assets ($MM)	Name	State	Assets ($MM)	Value ($MM)	Cash / Stock Mix	Per Share	Agg.	Price/ LTM EPS	Market Premium	Deposit Premium	ROAA	ROAE	TCE Ratio	Effic. Ratio
7/24/2019*	AltaPacific Bancorp	CA	$435	Banner Corporation	WA	$11,847	$87.3	Stock	168.0%	168.0%	17.4x	3.5%	11.3%	1.23%	9.65%	12.07%	62.6%
5/28/2019*	Lighthouse Bank	CA	$314	Santa Cruz County Bank	CA	$668	$68.0	Stock	164.7%	168.9%	12.7x	8.3%	13.1%	1.79%	13.83%	12.81%	49.0%
5/16/2019*	Presidio Bank	CA	$906	Heritage Commerce Corp	CA	$3,116	$200.3	Stock	202.8%	213.4%	15.3x	19.3%	14.2%	1.49%	14.86%	10.36%	54.8%
4/03/2019	Heritage Bancorp	NV	$840	Glacier Bancorp, Inc.	MT	$12,074	$240.8	Mix	239.6%	239.6%	12.9x	—	20.8%	2.37%	19.75%	11.96%	36.2%
1/16/2019	FNB Bancorp	UT	$326	Glacier Bancorp, Inc.	MT	$11,909	$85.0	Stock	216.4%	216.4%	16.8x	—	17.5%	1.89%	14.57%	12.04%	58.1%
12/10/2018	Uniti Financial Corporation	CA	$344	BayCom Corp	CA	$1,344	$63.9	Mix	132.1%	137.2%	16.1x	7.6%	8.2%	1.16%	8.41%	13.56%	67.9%
11/01/2018	Trinity Capital Corporation	NM	$1,254	Enterprise Financial Services Corp	MO	$5,518	$213.7	Mix	199.9%	208.3%	NM	19.6%	10.9%	0.42%	5.21%	8.18%	79.6%
10/11/2018	Idaho Independent Bank	ID	$725	First Interstate BancSystem, Inc.	MT	$12,236	$183.2	Stock	250.9%	266.7%	NM	56.6%	19.0%	0.64%	6.58%	9.48%	71.3%
7/25/2018	Skagit Bancorp, Inc.	WA	$922	Banner Corporation	WA	$10,379	$193.2	Stock	241.5%	241.5%	22.7x	—	15.6%	0.98%	11.32%	8.68%	65.8%
7/17/2018	Anchor Bancorp	WA	$470	FS Bancorp, Inc.	WA	$1,133	$76.6	Mix	113.6%	113.6%	NM	8.4%	3.6%	0.48%	3.63%	14.36%	70.9%
4/25/2018	Northwest Bancorporation, Inc.	WA	$827	First Interstate BancSystem, Inc.	MT	$12,273	$155.6	Stock	219.2%	223.3%	28.8x	50.2%	13.9%	0.70%	7.04%	8.55%	68.4%
3/08/2018	Premier Commercial Bancorp	OR	$401	Heritage Financial Corporation	WA	$4,113	$89.3	Stock	223.2%	223.5%	26.3x	27.8%	17.7%	0.85%	8.63%	9.97%	65.1%
2/26/2018	Pacific Commerce Bancorp	CA	$536	First Choice Bancorp	CA	$904	$114.4	Stock	193.9%	210.5%	23.5x	17.7%	15.5%	0.88%	7.51%	10.32%	61.3%
2/12/2018	Learner Financial Corporation	CA	$692	Mechanics Bank	CA	$5,638	$124.9	Cash	170.1%	170.1%	NM	—	9.3%	0.56%	5.60%	10.61%	65.4%
1/11/2018	United American Bank	CA	$330	Heritage Commerce Corp	CA	$2,843	$45.2	Mix	196.8%	196.8%	NM	11.8%	8.7%	1.47%	15.96%	6.96%	74.2%

Median			$536			$5,518	$114.4		199.9%	210.5%	17.1x	17.7%	13.9%	0.98%	8.63%	10.36%	65.4%
Average			$621			$6,400	$129.4		195.5%	199.8%	19.3x	21.0%	13.3%	1.13%	10.17%	10.66%	63.4%
Minimum			$314			$668	$45.2		113.6%	113.6%	12.7x	3.5%	3.6%	0.42%	3.63%	6.96%	36.2%
Maximum			$1,254			$12,273	$240.8		250.9%	266.7%	28.8x	56.6%	20.8%	2.37%	19.75%	14.36%	79.6%

State Bank Corp		AZ	$679	Glacier Bancorp, Inc.	MT	$12,676	$135.3	Mix	212.1%	212.7%	15.6x	25.8%	14.2%	1.25%	13.07%	9.47%	60.7%

High-Performing Banks Group

	Target Information			Buyer Information			Deal Profile		Valuation					Operating Financials for Target
							Deal Value ($MM)	Cash / Stock Mix	Price/ TBV		Price/ LTM EPS	1-Day Market Premium	Core Deposit Premium			TCE Ratio	Effic. Ratio
Announce Date	Name	State	Assets ($MM)	Name	State	Assets ($MM)			Per Share	Agg.				ROAA	ROAE
9/19/2019*	TB&T Bancshares, Inc.	TX	$624	First Financial Bankshares, Inc.	TX	$7,979	$198.0	Stock	283.4%	283.4%	18.5x	—	26.1%	1.76%	16.68%	11.22%	47.5%
8/28/2019*	Bankmanagers Corp.	WI	$948	First Midwest Bancorp, Inc.	IL	$17,462	$193.8	Mix	165.2%	165.2%	15.0x	—	10.7%	1.35%	12.47%	12.38%	54.1%
7/25/2019*	SBC, Incorporated	IL	$594	Wintrust Financial Corporation	IL	$33,642	$90.5	Mix	180.4%	180.4%	12.3x	—	9.5%	1.44%	13.24%	8.46%	63.9%
7/25/2019*	West Texas State Bank	TX	$424	South Plains Financial, Inc.	TX	$2,777	$76.1	Cash	154.5%	154.5%	15.4x	—	7.9%	1.21%	10.68%	11.62%	66.4%
7/24/2019*	AltaPacific Bancorp	CA	$435	Banner Corporation	WA	$11,847	$87.3	Stock	168.0%	168.0%	17.4x	3.5%	11.3%	1.23%	9.65%	12.07%	62.6%
7/22/2019*	First Florida Bancorp, Inc.	FL	$451	First Bancshares, Inc.	MS	$3,473	$84.3	Mix	176.6%	176.6%	17.3x	—	13.7%	1.24%	10.76%	10.58%	62.6%
5/16/2019*	Presidio Bank	CA	$906	Heritage Commerce Corp	CA	$3,116	$197.6	Stock	202.8%	213.4%	15.3x	19.3%	14.2%	1.49%	14.86%	10.22%	54.8%
4/24/2019	Pegasus Bank	TX	$624	BancFirst Corporation	OK	$7,709	$122.0	Cash	258.6%	258.6%	17.1x	—	13.9%	1.16%	17.37%	7.56%	57.0%
4/03/2019	Heritage Bancorp	NV	$840	Glacier Bancorp, Inc.	MT	$12,074	$240.8	Mix	239.6%	239.6%	12.9x	—	20.8%	2.37%	19.75%	11.96%	36.2%
3/05/2019	Summit Financial Enterprises, Inc.	FL	$472	BancorpSouth Bank	MS	$18,002	$100.3	Mix	173.1%	173.1%	14.3x	—	11.5%	1.58%	13.64%	12.28%	51.2%
2/21/2019	Citizens First Corporation	KY	$476	German American Bancorp, Inc.	IN	$3,929	$68.1	Mix	147.9%	148.5%	14.2x	17.8%	6.8%	1.01%	10.12%	9.72%	67.7%
11/27/2018	First Beeville Financial Corporation	TX	$412	Spirit of Texas Bancshares, Inc.	TX	$1,102	$63.7	Mix	185.0%	185.0%	13.8x	—	8.9%	1.27%	14.73%	8.36%	51.9%
11/16/2018	Biscayne Bancshares, Inc.	FL	$990	First Citizens BancShares, Inc.	NC	$34,955	$119.5	Cash	178.8%	178.8%	11.2x	—	10.1%	1.36%	16.42%	6.75%	42.9%
10/25/2018	Capital Bank of New Jersey	NJ	$495	OceanFirst Financial Corp.	NJ	$7,563	$77.5	Stock	168.1%	168.1%	13.3x	23.4%	7.8%	1.20%	13.23%	9.31%	57.2%
6/11/2018	Athens Bancshares Corporation	TN	$482	CapStar Financial Holdings, Inc.	TN	$1,383	$114.1	Stock	228.0%	228.0%	22.8x	29.0%	18.1%	1.00%	9.01%	10.44%	68.7%
4/24/2018	Landmark Bancshares, Inc.	GA	$595	National Commerce Corporation	AL	$3,114	$115.4	Stock	222.3%	222.3%	16.0x	—	17.7%	1.36%	11.85%	8.81%	50.7%
4/18/2018	Icon Capital Corporation	TX	$794	BancorpSouth Bank	MS	$17,186	$145.8	Mix	217.8%	217.8%	21.0x	—	16.0%	1.00%	10.55%	8.43%	68.0%
4/18/2018	Springfield Bancshares, Inc.	MO	$563	QCR Holdings, Inc.	IL	$4,026	$84.3	Mix	183.7%	183.7%	14.3x	—	13.6%	1.11%	12.25%	8.15%	50.6%

Median			$579			$7,636	$107.2		182.0%	182.0%	15.2x	19.3%	12.5%	1.26%	12.85%	9.97%	55.9%
Average			$618			$10,630	$121.1		196.3%	196.9%	15.7x	18.6%	13.2%	1.34%	13.18%	9.91%	56.3%
Minimum			$412			$1,102	$63.7		147.9%	148.5%	11.2x	3.5%	6.8%	1.00%	9.01%	6.75%	36.2%
Maximum			$990			$34,955	$240.8		283.4%	283.4%	22.8x	29.0%	26.1%	2.37%	19.75%	12.38%	68.7%

	State Bank Corp	AZ	$679	Glacier Bancorp, Inc.	MT	$12,676	$135.3	Mix	212.1%	212.7%	15.6x	25.8%	14.2%	1.25%	13.07%	9.47%	60.7%

Davidson has previously provided services to Glacier and to Heritage Bancorp and Columbine Capital Corporation in connection with their respective mergers with Glacier. Davidson received customary compensation for such services.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements regarding SBC, GBCI, the proposed merger and the combined company after the close of the transaction that are intended to be covered by the safe harbor for “forward-looking statements” provide by the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements. Forward-looking statements can be identified by words such as “estimate,” “expect,” “will,” and similar references to future periods. Such forward-looking statements include but are not limited to statements regarding the expected closing of the transaction and the potential benefits of the business combination transaction involving GBCI and SBC, including future financial and operating results, the combined company’s plans, objectives, expectations and intentions, and other statements that are not historical facts regarding either company or the proposed combination of the companies. These forward-looking statements are subject to risks and uncertainties, many of which are outside of our control, that may cause actual results or events to differ materially from those projected, including but not limited to the following: risks that the merger transaction will not close when expected or at all because required regulatory, shareholder or other approvals or conditions to closing are delayed or not received or satisfied on a timely basis or at all; risks that the benefits from the transaction may not be fully realized or may take longer to realize than expected, including as a result of changes in general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which GBCI and SBC operate; uncertainties regarding the ability of Glacier Bank and State Bank of Arizona to promptly and effectively integrate their businesses; changes in business and operational strategies that may occur between signing and closing; uncertainties regarding the reaction to the transaction of the companies’ respective customers, employees, and counterparties; and risks relating to the diversion of management time on merger-related issues. Readers are cautioned not to place undue reliance on the forward-looking statements, which speak only as of the date on which they are made and reflect management’s current estimates, projections, expectations and beliefs. SBC and GBCI undertake no obligation to publicly revise or update the forward-looking statements to reflect events or circumstances that arise after the date on which such statements were made.

Annualized, pro forma and estimated numbers are used for illustrative purposes only, are not forecasts and may not reflect actual results.

Additional Information and Where to Find It

In connection with the proposed merger between GBCI and SBC, GBCI has filed a registration statement on Form S-4/A with the Securities and Exchange Commission (“SEC”), which was filed with the SEC on October 11, 2019 and declared effective on October 16, 2019. The registration statement includes a proxy statement of SBC that also constitutes a prospectus of GBCI, which was sent to the shareholders of SBC. SBC shareholders are advised to read the proxy statement/prospectus and any other relevant documents filed with the SEC, because they contain important information about GBCI, SBC and the proposed transaction.

Copies of all documents relating to the merger filed by GBCI can be obtained free of charge from the SEC’s website at www.sec.gov. These documents can also be obtained free of charge by accessing GBCI’s website at www.glacierbancorp.com under the tab “SEC Filings” or by requesting them in writing or by telephone from GBCI at: Glacier Bancorp, Inc., 49 Commons Loop, Kalispell, Montana 59901, ATTN: Corporate Secretary; Telephone: (406) 751- 7706.

Participants in the Solicitation

GBCI, SBC and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of SBC in connection with the proposed merger transactions under the rules of the SEC. Information about the directors and executive officers of GBCI is set forth in the proxy statement for GBCI’s 2019 annual meeting of shareholders, as filed with the SEC on Schedule 14A on March 14, 2019. Information about the directors and executive officers of SBC is included in the proxy statement/prospectus included in the registration statement on Form S-4/A. Copies of these documents may be obtained free of charge from the sources described above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 12, 2019	GLACIER BANCORP, INC.

	By:	/s/ Randall M. Chesler
Randall M. Chesler
President and Chief Executive Officer